SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               FSF FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]             No fee required
  [ ]             Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
          (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
          (5) Total fee paid:


  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
--------------------------------------------------------------------------------

          (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

          (3) Filing Party:
--------------------------------------------------------------------------------

          (4) Date Filed:
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



                                [FSF LETTERHEAD]











December 10, 1997

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of FSF Financial Corp., we cordially invite you to attend the Annual Meeting of Stockholders to be held at the office of FSF Financial Corp. at 201 Main Street South, Hutchinson, Minnesota 55350 on January 20, 1998, at 8:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Bertram Cooper & Co., LLP, independent accountants, will be present to respond to any questions stockholders may have.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                               Sincerely,




                                               /s/ George B. Loban
                                               George B. Loban
                                               President




                                               /s/ Donald A. Glas
                                               Donald A. Glas
                                               Chief Executive Officer

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
                                 (320) 234-4500
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 20, 1998
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FSF Financial Corp. (the "Company"), will be held at the Company's office at 201 Main Street South, Hutchinson, Minnesota 55350 on Tuesday, January 20, 1998, at 8:30 a.m. The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;
         2. The ratification of the FSF Financial 1998 Stock Compensation Plan; and
         3. The ratification of the appointment of Bertram Cooper & Co., LLP as independent auditors of FSF Financial Corp. for the fiscal year ending September 30, 1998.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of directors is not aware of any other matters that may come before the Meeting.

Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 1, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Richard H. Burgart
                                           Richard H. Burgart, Secretary

Hutchinson, Minnesota
December 10, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 20, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of FSF Financial Corp. (the "Company"). Proxies are being solicited by the board of directors of the Company (the "Board" or "Board of Directors") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's office at 201 Main Street South, Hutchinson, Minnesota 55350 on January 20, 1998, 8:30 a.m. local time.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors; (ii) the ratification of the FSF Financial 1998 Stock Compensation Plan ("1998 Stock Plan"); and (iii) the ratification of the appointment of Bertram Cooper & Co., LLP as independent auditors of the Company for the fiscal year ending September 30, 1998. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 1, 1997 ("Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 3,016,211 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the

"Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of directors as stated in "Information with Respect to Nominees for Director, Directors continuing in Office, and Executive Officers
- Election of Directors," the form of proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either
(i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of the 1998 Stock Plan and the ratification of independent auditors as set forth under "Ratification of Appointment of Auditors," and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, the ratification of auditors and the ratification of the 1998 Stock Plan shall be determined by a majority of the total votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

         As to all other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company (the "Bylaws"), a majority of the votes cast by shareholders shall be sufficient to pass on any other matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers."

                                                                                      Percent of Shares of
                                                       Amount and Nature of               Common Stock
Name and Address of Beneficial Owner                   Beneficial Ownership                Outstanding
------------------------------------                   --------------------           ---------------------
First Federal fsb                                          359,720 (1)                        10.9%
Employee Stock Ownership Plan Trust ("ESOP")
201 Main Street South
Hutchinson, Minnesota

Brandes Investment Partners, Inc.                          232,780 (2)                         7.5%
12750 High Bluff Drive
San Diego, California

Security Bancshares Company                                200,000 (3)                         6.1%
P.O. Box 212
Glencoe, Minnesota


----------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. As of the Voting Record Date, 121,406 shares have been allocated under the ESOP to participant accounts. See "Director and Executive Officer Compensation - Other Benefits Employee Stock Ownership Plan."

(2)      Based on an amended  Schedule 13G filed by the dated February 12, 1997.
         (3) Based on a Schedule 13G received by the Company on March 14, 1996.

--------------------------------------------------------------------------------
            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Executive officers and directors of the Company have an interest in certain matters being presented for stockholder ratification. Upon stockholder ratification, executive officers and directors of the Company would be granted stock options pursuant to the 1998 Option Plan. The ratification of the 1998 Option Plan is being presented as "II - Ratification of 1998 Option Plan." See "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers" for information regarding the voting control of shares of Common Stock held by executive officers and directors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------
             I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members. Two directors will be elected at the Meeting, to serve for three-year terms, as noted below, or until their respective successors have been elected and qualified. Carl O. Bretzke is a director of the Company whose term expires at the Meeting. Mr. Bretzke is retiring from his position effective at the Annual Meeting. At that the time, the Board size will be reduced from eight to seven members.

         Roger R. Stearns and Richard H. Burgart have been nominated by the Board of Directors to serve as directors. Messrs. Stearns and Burgart are currently members of the Board. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company, the Banks, or the Bank, the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company, is also a member of the Board of Directors of the Bank.

                                                               Year First           Current            Shares of
                                                               Elected or           Term to          Common Stock            Percent
Name                                          Age(1)           Appointed            Expire       Beneficially Owned(2)      of Class
-----------------------------------------     ------           ----------           --------     ---------------------      --------

BOARD NOMINEES FOR TERM TO EXPIRE IN 2001

Roger R. Stearns                                49               1990               1998           40,137(3)(4)                 1.3%

Richard H. Burgart                              50               1994               1998           86,457(5)                    2.8%

                                      THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE
                                              NOMINEES BE ELECTED AS DIRECTORS

DIRECTORS CONTINUING IN OFFICE(6)

Donald A. Glas                                  47               1981               1999          151,855(7)                    4.9%

James J. Caturia                                59               1984               1999           15,837(3)(8)                 0.5%

Jerome J. Dempsey                               64               1984               1999            8,220(9)                    0.3%

Sever B. Knutson                                65               1984               2000           43,488(3)(10)                1.4%

George B. Loban                                 47               1979               2000          150,322(11)                   4.9%

All Directors and
Executive Officers as a
Group (7 persons)                                                                                 496,316(12)                  15.2%


-----------------------
(1)      At September 30, 1997.
(2) Excludes stock options to purchase shares of Common Stock pursuant to the 1994 Stock Option Plan that are not exercisable within 60 days of the Record Date. See "Director and Executive Officer Compensation - Other Benefits - 1994 Stock Option Plan."
(3) Excludes shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") or MSP for which such individual serves as a member of the ESOP or MSP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Other Benefits - Employee Stock Ownership Plan."
(4) Includes 7,800 shares held by Stearns Foundation, Inc. of which Mr. Stearns is an officer and director, and 100 shares held in trust for each of Mr. Stearns' son and daughter, which Mr. Stearns may be deemed to beneficially own. Includes options to purchase 6,544 shares of Common Stock exercisable within 60 days of the Record Date.
(5) Includes 743 shares held in the individual retirement account of the spouse of Mr. Burgart and 25 shares held in trust for the benefit of the minor son of Mr. Burgart, which Mr. Burgart may be deemed to beneficially own. Includes 13,490 shares of restricted Common Stock granted, but not vested, pursuant to the Bank's Management Stock Plan ("MSP"). Includes options to purchase 26,975 shares of Common Stock exercisable with 60 days of the Record Date.
(6) Mr. Bretzke is a director of the Company whose term expires at the meeting. Mr. Bretzke is retiring from his position effective at the Annual Meeting. At that the time, the Board size will be reduced from eight to seven members.
(7) Includes 2,210 shares owned by the spouse of Mr. Glas and 1,000 shares held in trust for the benefit of the minor child of Mr. Glas, which Mr. Glas may be deemed to beneficially own. Includes 26,979 shares of restricted Common Stock granted but not vested, pursuant to the MSP. Includes options to purchase 67,447 shares of Common Stock exercisable with 60 days of the Record Date.
(8) Includes 1,679 shares in the individual retirement account of the spouse of Mr. Caturia, which Mr. Caturia may be deemed to beneficially own. Includes options to purchase 5,620 shares of Common Stock exercisable with 60 days of the Record Date.
(9) Includes options to purchase 3,370 shares of Common Stock exercisable with 60 days of the Record Date.

(10) Includes 10,000 shares owned by the spouse of Mr. Knutson, which Mr. Knutson may be deemed to beneficially own. Includes options to purchase 13,488 shares of Common Stock exercisable with 60 days of the Record Date.
(11) Includes 250 shares held by the son of Mr. Loban, 2,000 shares held in trust for the benefit of the minor child of Mr. Loban, and 2,961 shares held in the individual retirement account of the spouse of Mr. Loban, which Mr. Loban may be deemed to beneficially own. Includes 26,979 shares of restricted Common Stock granted, but not vested, pursuant to the MSP. Includes options to purchase 67,447 shares of Common Stock exercisable with 60 days of the Record Date.
(12) Includes options to purchase 261,874 shares of Common Stock exercisable within 60 days of the Record Date.

         The following individuals hold the executive offices in the Company set forth opposite their names.


Name                                    Age (1)        Position(s) Held With the Company
----                                    -------        ---------------------------------

Donald A. Glas                            47           Co-Chair and Chief Executive Officer

George B. Loban                           47           Co-Chair and President

Richard H. Burgart                        50           Chief Financial Officer, Treasurer and Secretary


-----------------
(1)      At September 30, 1997.

         The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

         The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held there present occupation for the last five years.

         Carl O. Bretzke served as a director of First State from 1971 until the Merger and has served as a director of the Company and the Bank since 1994. Presently, Mr. Bretzke serves as Chair of the Community Reinvestment Act Committee and is a member of the Audit Committee. He served as a Family Physician in Hutchinson for 38 years. Dr. Bretzke is a past president of the Hutchinson Medical Center and McLeod County Medical Society and past chief of the Hutchinson Hospital Medical Staff. Dr. Bretzke currently serves as a volunteer physician for St. Mary's Health Clinic in Shakopee, Minnesota, is a director of the Hutchinson Area Foundation for Health Care, and is a member of the McLeod County HIV/STD Advisory Council. Dr. Bretzke is past chairman of the Hutchinson Planning Commission, Hutchinson Park Board, and Hutchinson School Board. Dr. Bretzke is a past president of the Hutchinson Optimist Club, and served as moderator for the First Congregational Church in Hutchinson, where he has been a lifelong member. Dr. Bretzke is a member of the American Legion and the Masonic Order. Mr. Bretzke has announced that he will retire from the Board of Directors effective at the Annual Meeting. At that the time, the Board will be reduced from eight to seven members.

         Richard H. Burgart has served as a director of the Company and Chief Financial Officer and Treasurer of the Company and the Bank since 1994 and Secretary of the Company and the Bank since January 1997. Mr. Burgart was appointed by the Board to replace Ms. Arliss Haag who retired in January 1997. Mr. Burgart began his employment with First State in 1985 and was the Chief Financial

Officer and Treasurer of First State from 1988 until the Merger. Mr. Burgart has participated in the Hutchinson Dollars for Scholars, the Hutchinson Youth Hockey Association, and the Hutchinson Community Development Corporation. Mr. Burgart is a member of the First Congregational Church and he is a past national Chairman of the Financial Managers Society.

         James J. Caturia served as a director of Hastings from 1984 until the Merger and has served as a director of the Company and the Bank since 1994. He is the owner and manager of Caturia Interiors, Inc., Hastings, Minnesota, a retail home furnishings company. Mr. Caturia is a member of the Hastings Chamber of Commerce and the Knights of Columbus Council 1600.

         Jerome R. Dempsey served as a director of Hastings from 1984 until the Merger and has served as a director of the Company and the Bank since 1994 and 1996. Mr. Dempsey taught and served as an administrator for the Hastings Public Schools. In 1992, Mr. Dempsey was elected to a two-year term in the Minnesota House of Representatives and was re-elected in 1994 and 1996. Mr. Dempsey serves on the Bonding, Environment and Natural Resources, Economic Development, and Housing Financing Committees. Mr. Dempsey is a member of the Council 1600 Knights of Columbus, the Hastings United Way, and the Hastings Chamber of Commerce. In addition, Mr. Dempsey is involved with the Special Olympics, Habitat for Humanity, and the American Cancer Society.

         Donald A. Glas is Co-Chair and Chief Executive Officer of the Company and the Bank. Mr. Glas started with First State in 1972 and served as President and Chief Executive Officer from 1983 until the Merger. In addition, Mr. Glas serves as a director and Chair of Firstate Services, Incorporated. He is also a founding director and a committee member of the Hutchinson Community Development Corporation. In addition, Mr. Glas serves on the Legislative Affairs Committee of the America's Community Bankers ("ACB"), a national trade group for the industry. Mr. Glas also served as a member of the Board of Directors of the Federal Home Loan Bank ("FHLB") of Des Moines, served on the Consumer Advisory Council of the Federal Reserve Board, and was a member of the Hutchinson Technical College Advisory Board, the Activity Advisory Committee of Hutchinson Schools, the Chamber of Commerce, the Hutchinson Main Street Organization, the United Way, and the Crow River Drumline Association.

         Sever B. Knutson served as director of First State from 1984 until the Merger and has served as a director of the Company and the Bank since 1994. He is the former President and majority stockholder of Lynn Card Company, a mail order business located in Hutchinson, Minnesota. Mr. Knutson chairs the Transportation Committee of the Hutchinson Community Development Corporation. Mr. Knutson also serves as the Operations Officer for the Hutchinson Squadron of the Civil Air Patrol. Mr. Knutson served as an Officer in the United States Air Force for 22 years, retiring in 1972.

         George B. Loban is Co-Chair and President of the Company and the Bank. Mr. Loban served as director and Chief Executive Officer of First Federal of Hastings prior to the Merger in 1994. He has previously served as Vice Chairman of the FHLB of Des Moines and is a member of the Governmental Affairs Committee of the FHLB System. Mr. Loban serves on the Board of ACB as well as an active member on several committees of the ACB. Mr. Loban is actively involved in his local community through the Chamber of Commerce, United Way and other educational and civic organizations.

         Roger R. Stearns served as a director of First State from 1989 until the Merger and has served as a director of the Company and the Bank since 1994. Mr. Stearns is the President and part owner of Stearnswood, Inc. Hutchinson, Minnesota, a closely-held family corporation that currently manufactures transport packaging for regional and internal customers. Mr. Stearns is also director and past Treasurer of Blue Cross Blue Shield of Minnesota. Mr Stearns was Treasurer and director of the Hutchinson School District Board and has served as the Chairman of Little Crow Telemedia Network. Mr. Stearns is past director of the Hutchinson Area and Minnesota State Chambers of Commerce, a founding director of the Central Prairie Railway Association, the Hutchinson Community Video Network, and an active trustee and Secretary of the Stearns Foundation.

Nominations for Directors

         Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

         Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person,
(ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the board of directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

         The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of this Article, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. Each member of the Board of Directors also currently serves as a member of the board of directors of the Bank, which meets monthly and may have special meetings. All committees act for both the Company and the Bank.

         During the fiscal year ended September 30, 1997, the Board of Directors of the Company and the Bank held 13 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and the committees on which such director served during the fiscal year ended September 30, 1997.

         The Audit Committee of the Company is responsible for overseeing the Company's internal audit procedures. Currently, the members of the Audit Committee are Messrs. Knutson, Bretzke, and Dempsey. The Audit Committee met four times during the fiscal year ended September 30, 1997.

         The Nominating Committee of the Company recommends nominees for election as directors to the Board of Directors. The Nominating Committee, which met one time during the fiscal year ended September 30, 1997, consists of the entire Board of Directors. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         The Company compensates its directors by means of a $4,000 annual retainer. Each director of the Company is a director of the Bank, and receives fees accordingly. See, however, "II-Ratification of the 1998 Stock Compensation Plan-Awards to Directors and Key Officers."

         During the fiscal year ended September 30, 1997, each member of the Board of Directors of the Bank received a fee of $550 per meeting attended, plus a $4,000 annual retainer. See, however, "II- Ratification of the 1998 Stock Compensation Plan-Awards to Directors and Key Officers." In addition, committee fees consisted of $300 for each committee meeting attended. Furthermore, some directors received fees for being directors of Firstate Services, Incorporated, the Bank's subsidiary. For the year ended September 30, 1997, total director fees paid to all directors as a group were $139,916.

         On January 17, 1995, the date of stockholder approval of the 1994 Option Plan, Directors Bretzke, Stearns and Knutson and Directors Caturia and Dempsey each received stock options to purchase 16,861 and 7,026 shares, respectively, of Common Stock at the then current fair market value ($9.50 per share). These shares and options vest at a rate of 20% annually on and after January 17, 1996. See "Benefits - 1994 Stock Option Plan."

         Subject to stockholder ratification of Proposal 2 - Ratification of the 1998 Stock Compensation Plan, each director of the Company serving on the Board as of the first business day after the 1998 Annual Meeting who is not otherwise an employee of the Company or the Bank shall be awarded 1,500 shares of Common Stock and options to purchase 1,500 shares of Common Stock at an exercise price equal to the fair market price of said Common Stock as of the date of grant. Stock Awards (as defined later) have been granted to non-employee directors in lieu of annual Board retainers at the Bank and Company. See "Proposal 2 - Ratification of the 1998 Stock Compensation Plan."

Executive Compensation

         General. Since the formation of the Company, none of its executive officers or other personnel have received remuneration from the Company. Executive officers received compensation from the Bank. However, a portion of the executive officers' compensation is reimbursed to the Bank by the Company in accordance with a cost sharing agreement between the two entities.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer and certain other executive officers of the Bank for the years ended September 30, 1997, 1996, and 1995. Except as set forth below, no executive officer of the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.


                                                                          Long Term Compensation
                                            Annual Compensation                   Awards
                                  -----------------------------------    --------------------------
                                                                                        Securities
                                                                         Restricted     Underlying
Name and                                                 Other Annual      Stock         Options/            All Other
Principal Position      Year       Salary    Bonus(1)   Compensation(2)  Awards($)(3)   SARs (#)(4)         Compensation
-------------------    ------      ------    --------   ---------------  ------------   -----------         ------------
Donald A. Glas          1997      $149,500   $53,671        $16,200           --             --              $33,988 (5)
Director and Chief      1996      $135,000   $35,500        $13,400           --             --              $23,079 (5)
Executive Officer       1995      $119,250   $40,000        $11,125        $427,000       112,412            $36,613 (5)

George B. Loban         1997      $149,500   $53,671        $14,450           --             --              $33,988 (5)
Director and President  1996      $135,000   $35,500        $12,200           --             --              $23,079 (5)
                        1995      $115,000   $40,000        $ 9,850        $427,000       112,412            $36,613 (5)

Richard H. Burgart      1997      $102,000   $36,610        $15,000           --             --              $33,988 (5)
Chief Financial         1996      $ 92,000   $26,600        $12,200           --             --              $20,496 (5)
Officer and Treasurer   1995      $ 82,500   $29,750        $ 7,500        $213,578        44,965            $30,401 (5)


------------------------
(1) Awarded pursuant to the Incentive Compensation Policy. See "- Other Benefits - Incentive Compensation Policy."
(2) Includes director's fees. For Messrs. Glas, Loban, and Burgart for fiscal 1997, 1996, and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of any of such individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Represents 44,965 shares of Common Stock awarded to both Mr. Glas and Mr. Loban and 22,482 shares of Common Stock awarded to Mr. Burgart on January 17, 1995 based upon a market price of $9.50 as of the date of the award. Awards are earned at a rate of 20% per year beginning one year after the effective date of the grant. The total value of the restricted stock held for the benefit of Mr. Glas, Mr. Loban, and Mr. Burgart by the MSP at September 30, 1997 was $529,463, $529,463, and $264,741, respectively (calculated by multiplying $19.625, the closing average bid and ask price of the Company's unrestricted Common Stock at September 30, 1997, by 26,979, 26,979, and 13,490, the number of awarded, but unvested, shares, respectively). Dividends paid on the restricted Common Stock are accrued and held in arrears until the restricted Common Stock for which dividends were paid becomes vested.
(4) The options, by their terms, are first exercisable at a rate of 20% per year beginning on January 17, 1996, but in no event shall any option be exercisable more then ten years after the effective date of grant. See also "III - Ratification of the 1998 Option Plan."
(5)      Represents employer contribution to the ESOP.

         Employment Agreements. The Bank entered into employment agreements with Chief Executive Officer and Co-Chair Donald A. Glas, President and Co-Chair George B. Loban, and Chief Financial Officer and Treasurer Richard H. Burgart (the"Officers"). The employment agreements provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an Officer without just cause, the Officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Bank, at September 30, 1998, the Officers would currently be entitled to an aggregate lump sum payment of approximately $1.4 million. The aggregate payments that would be made would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The agreements are reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of satisfactory performance within the Board's sole discretion.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee currently consists of Messrs. Stearns (Chair), Caturia, and Knutson, all present members of the Board of Directors of the Bank and the Company. Executive Officers of the Company or the Bank do not participate in matters involving their compensation.

Report of the Compensation Committee on Executive Compensation

         The executive officers of the Company and the Bank consist of Messrs. George B. Loban (Co- Chairman of the Board and President), Donald A. Glas (Co-Chairman of the Board and Chief Executive Officer), and Richard H. Burgart (Chief Financial Officer, Treasurer and Secretary).

         The Bank Compensation Committee meets annually to review compensation paid to executive officers and to determine the compensation levels for all Bank employees. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Bank's market area, including institutions with total assets of between $250 million and $500 million. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank the Committee does consider the overall profitability of the Bank when making these decisions. With respect to each particular employee, his or her particular contributions to the Bank over the past year are also evaluated.

         Effective January 1, 1997, Mr. Glas, Co-Chairman of the Board and Chief Executive Officer, and Mr. Loban, Co-Chairman of the Board and President, each received a salary increase from $145,000 to $151,000, and Mr. Burgart received a salary increase from $99,000 to $103,000. The Committee will consider the annual compensation paid to presidents, chief executive officers, and chief financial officers of financial institutions in the State of Minnesota and surrounding states with assets of between $250 million and $500 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President, Chief Executive Officer, and Chief Financial Officer in the future.

         Compensation Committee:
                  James J. Caturia
                  Roger R. Stearns
                  Sever B. Knutson

Other Benefits

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any payouts to George B. Loban, Donald
A. Glas, or Richard H. Burgart under such plans during the fiscal year ended September 30, 1997.

         Incentive Compensation Policy. The Bank has an Incentive Compensation Policy for selected management personnel (18 persons). Compensation awards under this policy appear as a bonus in the year earned. Awards are based on individuals attaining various financial and business plan objectives set by the Board of Directors. Total bonuses earned by all participants covered by the policy (including Mr. Glas, Mr. Loban, and Mr. Burgart) totalled $253,477 for the fiscal year ended September 30, 1997.

         Supplemental Executive Retirement Plans. The Bank maintains an insured executive salary continuation plan ("ESCP") for the benefit of eligible executive employees (eight persons, including two retired employees). The purpose of the ESCP is to furnish executive employees with post-retirement and death benefits in addition to those which will be provided under the Bank's SEP and other retirement benefits. The ESCP is also designed to foster the retention of executive employees. It is anticipated that benefits payable under the ESCPs will equal approximately $5,159 per month in the case of Mr. Glas upon his retirement at age 56 for a maximum of 180 months, $4,166 in the case of Mr. Loban upon his retirement age 56 for a maximum of 120 months, and $3,810 per month in the case of Mr. Burgart upon his retirement at age 60 for a maximum of 180 months. Payments under the ESCP are accrued for financial reporting purposes during the period of employment. The Bank's policy is to fund the ESCP costs accrued with insurance contracts. The accrued liability for all participants (six persons) at September 30, 1997, in connection with the ESCP amounted to $505,319 of which $174,486, $127,193, and $78,490 were attributable to Messrs. Glas, Loban, and Burgart, respectively. There are no tax consequences to any executive officer or the Bank related to the plans prior to the payment of benefits. Upon receipt of payment of benefits, the executive employees will recognize taxable ordinary income in the amount of such payments received and the Bank will be entitled to recognize a tax-deductible compensation expense at that time. At the time of the Merger, the Bank assumed the ESCP of Hastings.

         Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan, (the "ESOP"), for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and attained age 21. The ESOP is to be funded by contributions made by the Bank in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 359,720 shares of the Common Stock issued in the Merger Conversion, representing 8.0% of the then outstanding shares, of which 238,315 shares remained unallocated as of the Voting Record Date. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. During the fiscal year ended September 30, 1997, the Bank contributed $204,825 to the ESOP.

         A committee consisting of Messrs. Knutson, Stearns, and Caturia (the "ESOP Committee") administers the ESOP and also serves as the ESOP trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees' fiduciary duties.

         1994 Stock Option Plan. The Board of Directors adopted the 1994 Stock Option Plan (the "Option Plan"). Pursuant to the Option Plan, additional authorized shares were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, and employees of the Company and the Bank from time to time under the Option Plan. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective January 17, 1995, the date of stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. Options awarded pursuant to the Option Plan vest at a rate of 20% per year beginning on the anniversary date of the grant. An initial grant of options was made on the date of stockholder approval. The options are immediately exercisable in the event of a change in control. No options have been awarded under the Option Plan since that time.

         The following table set forth additional information concerning options granted under the Option Plan.



                  OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

 Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value

                                                                        Number of Securities          Value of Unexercised
                                                                       Underlying Unexercised             In-The-Money
                                                                            Options/SARs                  Options/SARs
                                                                         at FY-End (#)(1)(2)           at FY-End ($)(1)(3)
                                                                     -------------------------     -------------------------
                          Shares Acquired           Value
Name                      on Exercise (#)         Realized ($)       Exercisable/Unexercisable     Exercisable/Unexercisable
----                      ---------------        --------------      -------------------------     --------------------------

Donald A. Glas                     0                     0                   44,965/67,447            $455,046/$682,901
George B. Loban                    0                     0                   44,956/67,447            $455,046/$682,901
Richard H. Burgart                 0                     0                   17,986/26,979            $182,108/$273,162


----------------------
(1)      No Stock Appreciation  Rights (SARs) have been awarded under the Option
         Plan.
(2) Includes options that are exercisable within 60 days of the Voting Record Date.
(3) Based upon an exercise price of $9.50 per share and the average bid and asked price of $19.625 as of September 30, 1997.

         Management Stock Plan. The board of directors of the Bank has adopted the Management Stock Plan (the "MSP") as a method of providing executive officers and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. Awards under the MSP were made in recognition of prior and expected future services to the Bank to those executive officers and key employees of the Bank responsible for implementation of the policies adopted by the board of directors of the Bank, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. Awards under the MSP vest at a rate of 20% per year beginning on the anniversary date of the date of grant. An initial grant of restricted stock was made on January 17, 1995, the date of stockholder approval of the MSP. No additional awards of restricted stock under the MSP have been made since that time.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph compares the cumulative total shareholder return of the Common Stock of the Company with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on October 7, 1994 (the date the Common Stock was first traded) and the reinvestment of dividends as paid. The graph provides comparisons as of September 30, 1997.

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.


[GRAPHIC OMITTED]


================================================================================
                                   10/7/94       9/30/95     9/30/96     9/30/97
--------------------------------------------------------------------------------
CRSP Nasdaq US Index                100.00        140.71     166.97      229.17
--------------------------------------------------------------------------------
CRSP Nasdaq Bank Index              100.00        128.57     164.07      273.30
--------------------------------------------------------------------------------
FSF Financial Corp.                 100.00        135.65     137.19      217.82
================================================================================

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank had no "interlocking" relationships existing on or after October 1, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the board of directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of board of directors of the Bank.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to executive officers, directors, employees, or immediate family members or affiliates thereof. The loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral) that apply to the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. The Bank's affiliates must qualify for any loans on the same terms and conditions that apply to other customers.

--------------------------------------------------------------------------------
              II - RATIFICATION OF THE 1998 STOCK COMPENSATION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the 1998 Stock Compensation Plan. The 1998 Stock Compensation Plan is subject to ratification by the Company's stockholders. Pursuant to the 1998 Stock Compensation Plan, up to 300,000 shares of Common Stock are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time and other stock awards. The purpose of the 1998 Stock Compensation Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the Company's and the Bank's business. The 1998 Stock Compensation Plan provides for a term of ten years, after which no awards may be made. The following summary of the material features of the 1998 Stock Compensation Plan is qualified in its entirety by reference to the complete provisions of the 1998 Stock Compensation Plan which is attached hereto as Exhibit A.

         The 1998 Stock Compensation Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). The Option Committee may select the directors, officers, and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, certain performance criteria as established from time-to-time by the Option Committee, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers,   directors,   key  employees,  and  other  persons  who  are
designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1998 Stock Compensation

Plan (the "Optionees"). Each option granted pursuant to the 1998 Stock Compensation Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that options granted under the 1998 Stock Compensation Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code (the "Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Section 422 of the Code). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1998 Stock Compensation Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Options to be awarded to employees, officers, and directors shall be conditioned upon receipt of stockholder ratification of the 1998 Stock Compensation Plan. The terms of such options awarded to employees, officers, and directors have been determined by the Board of Directors. See "- Awards to Directors and Key Officers. In the event of the death or disability of an Optionee, or a change in control (as such terms are described in the 1998 Stock Compensation Plan), the options granted to such Optionee shall become immediately exercisable without regard to any vesting schedule.

         Shares issuable under the 1998 Stock Compensation Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 1998 Stock Compensation Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1998 Stock Compensation Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a bid and ask price. If no bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee.

The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder that are not inconsistent with the terms of the 1998 Stock Compensation Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

         No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee, except to the extent that dividend equivalent rights are awarded under the 1998 Stock Compensation Plan. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option and shall not be made in the event that the transaction would result in liability to the Optionee and the Company under the 1934 Act or regulations promulgated thereunder.

         The 1998 Stock Compensation Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension, or renewal of any outstanding option, provided that no such modification, extension, or renewal shall confer on the Optionee any right or benefit that could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the 1998 Stock Compensation Plan.

Awards Under the 1998 Stock Compensation Plan

         The Board or the Option Committee shall from time to time determine the officers, Directors, key employees, and other persons who shall be granted awards (Options or Stock-Awards, collectively, "Awards") under the 1998 Stock Compensation Plan, the number of Awards to be granted to any Participant under the 1998 Stock Compensation Plan, and whether Awards granted to each Participant under the 1998 Stock Compensation Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

         Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. The Options and Stock Awards granted to non-employee Directors on the Effective Date will be first exercisable 20% on the date of grant and 20% on each one year anniversary of the date of grant thereafter, during such period of service as a Director or a Director Emeritus. Options granted to non-employee Directors will remain exercisable for up to ten years from the date of grant without regard to continuation of service as a Director or Director Emeritus. Upon the death or disability of a Director or Director Emeritus, Options shall be deemed immediately 100% exercisable for their remaining term.

         All outstanding option awards shall become immediately exercisable in the event of a change in control of the Company or the Bank. Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

Awards to Directors and Key Officers

         Pursuant to the terms of the 1998 Stock Compensation Plan, as of the first business day after the date of the Meeting ("Date of Grant"), each non-employee Director of the Company shall be granted a Stock Award consisting of 1,500 shares of Common Stock. Stock Awards have been granted to non-employee directors in lieu of the current $8,000 retainer fees currently paid for service on the Company's and the Bank's Boards of Directors. Additionally, as of such Date of Grant, each recipient of such Stock Award shall receive an option to purchase a number of shares of Common Stock represented by the number of shares of Common Stock represented by the Stock Award ("Tandem Stock Option"). The option exercise price for each share of Common Stock under such Tandem Stock Option shall be equal to the average of the last reported sale price of the Common Stock on the three business days immediately prior to the Date of Grant ("Stock Price"). Such Stock Award and Tandem Stock Option shall be earned and non-forfeitable at the rate of 20% of each such Award as of the Date of Grant and 20% annually thereafter. Such Tandem Stock Options shall continue to be exercisable for a period of ten years following the Date of Grant without regard to the continued services of such Director as a Director. Such Awards shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or upon the death or Disability of such Director. In the event of the Participant's death, such Tandem Stock Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution.

         Stock Options to purchase 102,801 shares of Common Stock have been granted to key employees of the Company and the Bank. Such options vest 33% on the Date of Grant and 16.67% annually beginning October 1, 1998.

         The table below presents information related to stock option awards granted under the plan, subject to stockholder ratification of the 1998 Stock Compensation Plan.

                                NEW PLAN BENEFIT
                             1998 STOCK OPTION PLAN
                             ----------------------

                                                                                                             Number of
                                                                                     Number of               Shares of
                                                                                      Options              Common Stock
Name and Position                                       Dollar Value(1)            to be Granted              Awarded
-----------------------------------------------         ---------------           ---------------          --------------
Donald A. Glas
  Chief Executive Officer and Director.........              N/A                        33,973(2)               N/A
George Loban
  President and Director.......................              N/A                        33,973(2)               N/A
Richard H. Burgart
  Chief Financial Officer, Secretary
    and Director(3)............................              N/A                        23,178(2)               N/A
Roger Stearns
 Director(3)...................................            $29,719                       1,500(4)            1,500(4)
Executive Officer Group (4 persons)............              N/A                         99,901                 N/A
Non-Executive Director Group
  (4 persons)..................................            $118,875                       6,000               6,000
Non-Executive Officer Employee
Group..........................................              N/A                         2,900(5)               N/A


-----------------------
(1) The exercise price of Options will be equal to the Fair Market Value of the Common Stock on the date of stockholder ratification of the 1998 Stock Compensation Plan. Accordingly, the dollar value of the options was not determinable at the time of mailing this Proxy Statement. On the Voting Record Date, the average of the bid and ask price of the Common Stock at the close of the market as reported on the Nasdaq National Market was $19.8125 per share. The value of the shares of Common Stock to be awarded to each non-employee director is $29,719, based average bid and ask price of the Common Stock on the Record Date.
(2) To vest 33.3% on the Date of Grant and 16.67% annually beginning October 1, 1997.
(3)      Nominee for Director.
(4) To vest equally at a rate of 20% per year beginning on the Date of Grant.
(5)      To vest 33% per year beginning October 1, 1998.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off,
reorganization,   tender  offer,  partial  or  complete  liquidation,  or  other extraordinary corporate action or event, the Option Committee, in its sole discretion, has the power, prior to or subsequent to the action or events, to
(i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of each Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options;
(ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1998 Stock Compensation Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate, or advisable. However, no action may be taken by the Option Committee that would cause Incentive Stock Options granted pursuant to the 1998 Stock Compensation Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, if any, the Option exercise price per share will be adjusted proportionately.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the 1998 Stock Compensation Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the Change in Control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that:
(A) any Substitute Options exchanged for Incentive Stock Options must meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options do not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to the surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to the Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all surrendered Options in exchange for surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the 1998 Stock Compensation Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1998 Stock Compensation Plan to operate in changed circumstances, to adjust the 1998 Stock Compensation Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following an extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the 1998 Stock Compensation Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the 1998 Stock Compensation Plan may have an anti-takeover effect, the Board of Directors did not adopt the 1998 Stock Compensation Plan specifically for anti-takeover purposes. The 1998 Stock Compensation Plan could render it more difficult to obtain support for stockholder proposals opposed by the Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Articles. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 1998 Stock Compensation Plan

         The Board of Directors may alter, suspend, or discontinue the 1998 Stock Compensation Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1998 Stock Compensation Plan, materially increase the benefits accruing to Optionees under the 1998 Stock Compensation Plan or materially modify the requirements for eligibility for participation in the 1998 Stock Compensation Plan unless such action of the Board is subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the 1998 Stock Compensation Plan

         The Common Stock to be issued upon the exercise of Options awarded under the 1998 Stock Compensation Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 1998 Stock Compensation Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 300,000 shares of Common Stock), then the effect to current stockholders would be to dilute their current ownership percentages by approximately 9.1%.

Federal Income Tax Consequences

         Under   present   federal  tax  laws,   awards  under  the  1998  Stock
Compensation Plan will have the following consequences:

         1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

         2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

         3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

         4. Upon the vesting of the award of Common Stock, participants will recognize taxable income equal to the fair market value of said Common Stock on such date.

         5. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

         6. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in
                  Section 162(m) of the Code.

Accounting Treatment

         Neither the grant nor the exercise of an Option under the 1998 Stock Compensation Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options that are exercisable under the 1998 Stock Compensation Plan might be considered outstanding for purposes of calculating earnings per share on a fully diluted basis. The award of Common Stock to directors will result in a financial reporting expense based upon the fair market value of said awards as of the date of grant amortized over the vesting period.

Stockholder Ratification

         Stockholder ratification of the 1998 Compensation Plan is being sought to qualify the 1998 Stock Compensation Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock under the Nasdaq National Market. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1998 STOCK COMPENSATION PLAN, ATTACHED AS EXHIBIT A.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Bertram Cooper & Co., LLP was the Company's independent public accountant for the fiscal year ended September 30, 19978. The Board of Directors has approved the selection of Bertram Cooper & Co., LLP as its auditors for the fiscal year ending September 30, 1998, subject to ratification by the Company's stockholders. A representative of Bertram Cooper & Co., LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Bertram Cooper & Co., LLP as the Company's auditors for the fiscal year ending September 30, 1998.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1997, including financial statements, and the Company's Annual Report on Form 10-K will be mailed to all stockholders of record as of the close of business on December 1, 1997. Any stockholder who has not received a copy of the Annual Report by December 31, 1997 may obtain a copy by writing to the Secretary of the Company. The Annual Report to Stockholders and Form 10-K are not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 201 Main Street South, Hutchinson, Minnesota 55350, no later than August 12, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Richard H. Burgart
                                          Richard H. Burgart, Secretary
Hutchinson, Minnesota
December 10, 1997

                                    Exhibit A

                               FSF FINANCIAL CORP.
                          1998 STOCK COMPENSATION PLAN

         1. Purpose of the Plan. The Plan shall be known as the FSF Financial Corp. ("Company") 1998 Stock Compensation Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Incentive Stock Options, options that do not so qualify, and shares of Company Common Stock. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

          2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  (a) "Award" means the grant by the Committee of an Incentive Stock Option, a Non-Incentive Stock Option, shares of Common Stock or any combination thereof, as provided in the Plan.

                  (b) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  (c) "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  (e) "Committee" shall mean the Board or the Stock Compensation Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  (f) "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

                  (g) "Company" shall mean the FSF Financial Corp, the parent corporation of the Savings Bank, or any successor or Parent thereof.

                  (h) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  (i) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

                  (j) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Company from time to time.

                  (k) "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.

                  (l) "Effective Date" shall mean the date specified in Section 15 hereof.

                  (m) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  (n) "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  (o) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  (p) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  (q)  "Option"   shall  mean  an  Incentive   Stock  Option  or
Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  (r) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  (s) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  (t) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  (u) "Participant" means any director, officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  (v) "Plan" shall mean the FSF Financial Corp 1998 Stock Compensation Plan.

                  (w) "Savings Bank" shall mean FSF Federal fsb, Hutchinson Minnesota, or any successor corporation thereto.

                  (x)      "Share" shall mean one share of the Common Stock.

                  (y) "Stock Award" shall mean an award of Common Stock in accordance with Section 12 of the Plan.

                  (z) "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

          3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 300,000 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4.       Six Month Holding Period.

                  Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

          5.      Administration of the Plan.

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The Chairman of the Board or the President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)      Effect  of   Committee's  Decision.  All   decisions,
determinations  and  interpretations  of  the  Committee  shall  be  final   and
conclusive on all persons affected thereby.

          6.      Eligibility for Awards and Limitations.

                            (a)     The  Committee  shall  from  time  to   time
determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                           (b)       The aggregate Fair Market Value (determined
as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                           (c) In no event shall Shares  subject to Stock Awards
in accordance with Section 12 granted to non-employee Directors in the aggregate under this Plan exceed more than 30,000 shares of Common Stock. In no event shall Shares subject to Stock Options in accordance with the Plan granted to any individual Optionee in the aggregate under this Plan exceed more than 100,000 shares of Common Stock.

          7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

          8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      Option Price.

                            (i)     The price per Share at which each  Incentive
Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.
(ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 100% on the date of grant.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (c) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (d) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 100% on the date of grant.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Savings Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12.      Stock Awards to Directors.

         (a) Awards to Directors. Notwithstanding anything herein to the contrary, as of the first business day after the date of the 1998 Annual Meeting of Stockholders of the Company ("Date of Grant"), each Director of the Company then serving that is not otherwise an Employee of the Company or any Subsidiary shall be granted a Stock Award consisting of 1,500 shares of Common Stock. Additionally, as of such Date of Grant, each recipient of such Stock Award shall receive an option to purchase a number of shares of Common Stock represented by the number of shares of Common Stock represented by the Stock Award ("Tandem Stock Option"). The option exercise price for each share of Common Stock under such Tandem Stock Option shall be equal to the average of the last reported sale price of the Common Stock on the three business days immediately prior to the Date of Grant ("Stock Price"). Such Stock Award and Tandem Stock Option shall be earned and non-forfeitable at the rate of 20% of each such Award as of the Date of Grant and 20% annually thereafter. Such Tandem Stock Options shall continue to be exercisable for a period of ten years following the Date of Grant without regard to the continued services of such Director as a Director. Such Awards shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or upon the death or Disability of such Director. In the event of the Participant's death, such Tandem Stock Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution.

         13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                            (i)    appropriately adjust the number of  Shares of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii)    cancel any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                         (iii)     make  such other  adjustments  in  connection
with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the

Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                  (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately as deemed equitable by the Committee at such time.

         Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. Effective Date. The Plan shall become effective upon the date of Board approval of the Plan.

         16. Ratification by Stockholders. The Plan shall be ratified by stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         18. Amendment and Termination of the Plan.

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

         (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

         (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

         (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

         (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options and Stock Awards under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or otherwise, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         23. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Savings Bank or other Subsidiaries.

         24. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent that federal law shall be deemed to apply.

APPENDIX I

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
                                 (320) 234-4500
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 21, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of FSF Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office, 201 Main Street South, Hutchinson, Minnesota 55350 on Tuesday, January 20, 1998, at 8:30 a.m. and at any and all adjournments thereof, as follows:

                                                   FOR     WITHHELD
                                                  -----    --------

1. The election as director of all nominees listed below each for a 3 year term:

    Roger R. Stearns and Richard H. Burgart         [ ]      [ ]


INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.


    -----------------------------------------------------------------------

                                                   FOR     AGAINST     ABSTAIN
                                                  ------   -------     --------


2. The ratification of the FSF Financial Corp.
   1998 Stock Compensation Plan.                  |_|        |_|          |_|

3. Proposal to ratify the  appointment  of
   Bertram  Cooper & Co.,  LLP as
   independent auditors of FSF Financial Corp.
   for the fiscal year ending September 30,
   1998.                                          |_|        |_|          |_|


          The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated December 10, 1997.


                                                 Please check here if you
Dated:                , 199              |_|     plan to attend the Meeting.
       ---------------     --



-----------------------------------             --------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


-----------------------------------             --------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------